Federated Prime Money Fund II
A Portfolio of Federated Insurance Series
SUPPLEMENT TO PROSPECTUSES DATED APRIL 30, 2009.

Under the heading entitled, “What are the Fund’s Fees and Expenses?” please delete footnote number 4 and replace it with the following:

The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses paid by the Fund (after the voluntary waivers and reimbursements) will not exceed 0.67% for the fiscal year ending December 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through April 30, 2011.

December 9, 2009

Cusip 313916504
 (12-09)